                                   EXHIBIT (J)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To be filed in post-effective amendment

                            LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the ULTRA SERIES FUND (the "Fund"), a business trust duly organized under the laws of the State of Massachusetts, do hereby appoint, authorize, and empower Steve Suleski or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, Registration No. 2-87775, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 30th day of November, 2006.


                                        /s/ Rolf F. Bjelland
                                        ----------------------------------------
                                        Rolf F. Bjelland

                            LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the ULTRA SERIES FUND (the "Fund"), a business trust duly organized under the laws of the State of Massachusetts, do hereby appoint, authorize, and empower Steve Suleski or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, Registration No. 2-87775, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 30th day of November, 2006.


                                        /s/ Linda S. Foltz
                                        ----------------------------------------
                                        Linda S. Foltz

                            LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the ULTRA SERIES FUND (the "Fund"), a business trust duly organized under the laws of the State of Massachusetts, do hereby appoint, authorize, and empower Steve Suleski or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, Registration No. 2-87775, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 30th day of November, 2006.


                                        /s/ David P. Marks
                                        ----------------------------------------
                                        David P. Marks

                            LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the ULTRA SERIES FUND (the "Fund"), a business trust duly organized under the laws of the State of Massachusetts, do hereby appoint, authorize, and empower Steve Suleski or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, Registration No. 2-87775, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 30th day of November, 2006.


                                        /s/ Lawrence R. Halverson
                                        ----------------------------------------
                                        Lawrence R. Halverson

                            LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the ULTRA SERIES FUND (the "Fund"), a business trust duly organized under the laws of the State of Massachusetts, do hereby appoint, authorize, and empower Steve Suleski or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, Registration No. 2-87775, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 30th day of November, 2006.


                                        /s/ Richard E. Struthers
                                        ----------------------------------------
                                        Richard E. Struthers

                            LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the ULTRA SERIES FUND (the "Fund"), a business trust duly organized under the laws of the State of Massachusetts, do hereby appoint, authorize, and empower Steve Suleski or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, Registration No. 2-87775, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 30th day of November, 2006.


                                        /s/ Steven P. Riege
                                        ----------------------------------------
                                        Steven P. Riege